EXHIBIT 99.1

                             CONE MILLS CORPORATION

                        CONSENT AND LETTER OF TRANSMITTAL

                                  To Consent or
                  To Exchange and to Give Consent in Respect of
                                 the Outstanding
                      8-1/8% Debentures Due March 15, 2005
               Pursuant to the Prospectus and Consent Solicitation
                           Dated ______________, 2000

--------------------------------------------------------------------------------
TO MAKE A VALID TENDER OF 8-1/8% DEBENTURES IN THE EXCHANGE OFFER, HOLDERS MUST ALSO DELIVER A VALID CONSENT TO THE PROPOSED AMENDMENTS AND THE WAIVER OF THE COLLATERAL SECURING THE 8-1/8% DEBENTURES. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, ____________, 2000, UNLESS THE
EXCHANGE OFFER IS EXTENDED (AS SO EXTENDED, SUCH TIME ON SUCH DATE, THE "EXPIRATION DATE"). CONSENTS MAY BE REVOKED AND RELATED TENDERED DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. PURSUANT TO THE TERMS HEREOF, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL BY A HOLDER, OR THE TENDER OF 8-1/8% DEBENTURES PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE PROSPECTUS AND CONSENT SOLICITATION DELIVERED HEREWITH (THE "PROSPECTUS"), AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH HOLDER TO THE PROPOSED AMENDMENTS AND TO THE WAIVER OF THE COLLATERAL SECURING THE 8-1/8% DEBENTURES.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York


   By Registered or                       By Hand or Overnight Courier:                           By Facsimile
    Certified Mail:                                                                        For Eligible Institutions:

  The Bank of New York                        The Bank of New York                           The Bank of New York
 101 Barclay Street - 7E                       101 Barclay Street                               (212) 815-6339
 New York, New York 10286                   Corporate Trust Services
                                                    Window                                   Confirm by Telephone:
Attention: Mr. Santino Ginocchietti                                                             (212) 815-6331
           Reorganization Department             Ground Level
                                            New York, New York 10286
                                       Attention: Mr. Santino Ginocchietti
                                                  Reorganization Department


Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

         The instructions contained herein and in the Prospectus should be read carefully before this Consent and Letter of Transmittal is completed. Capitalized terms used and not defined herein shall have the respective meanings set forth in the Prospectus.

         The Exchange Offer is conditioned on the satisfaction of certain conditions, more fully described in the Prospectus under the caption "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer and Consent Solicitation," including (i) the valid tender of a majority of the outstanding 8-1/8% Debentures Due March 15, 2005 (the "8-1/8% debentures"), and
(ii) the execution by the trustee of the Supplemental Indenture implementing the amendments proposed in the section of the Prospectus entitled "The Exchange Offer and Consent Solicitation--Proposed Amendments to the Indenture Governing 8-1/8% Debentures" and the release of the collateral securing the 8-1/8% debentures as discussed in the section of the Prospectus entitled "The Exchange Offer and Consent Solicitation--Release of Collateral Securing 8-1/8% Debentures" (the proposed amendments and the release of the collateral are collectively referred to as the "Proposed Amendments") following receipt of the requisite consents to the Proposed Amendments. The Prospectus contains a more complete description of the Exchange Offer and Consent Solicitation and the conditions thereof.

         Use this Consent and Letter of Transmittal only to tender 8-1/8% debentures pursuant to the Exchange Offer and to consent to the Proposed Amendments.

         This Consent and Letter of Transmittal and the instructions hereto (the "Consent and Letter of Transmittal") is to be used by holders of 8-1/8% debentures if (i) 8-1/8% debentures are to be physically delivered to The Bank of New York (the "Exchange Agent") herewith by holders, or (ii) tender of 8-1/8% debentures is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Debentures and Delivering Consents--Guaranteed Delivery" and instructions are not being transmitted through The Depository Trust Company ("DTC") Automated Tender Exchange Offer Program ("ATOP").

         Holders of 8-1/8% debentures who are tendering by book-entry transfer to the Exchange Agent's account at DTC must execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by completing and delivering a Notice of Guaranteed Delivery to the Exchange Agent at its address set forth on the front cover of this Consent and Letter of Transmittal and subsequently delivering 8-1/8% debentures and the Agent's Message through ATOP.

         THE EXCHANGE OFFER AND THE CONSENT SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF 8-1/8% DEBENTURES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER OR CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         Delivery of instructions or documents to DTC does not constitute delivery to the Exchange Agent.

         The undersigned has completed, executed, and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation.

         The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Consent and Letter of Transmittal, and the Notice of Guaranteed Delivery may be directed to Cone Mills Corporation or to The Bank of New York in its capacity as Exchange Agent. See Instruction 11 below.

         If holders desire to tender their 8-1/8% debentures pursuant to the Exchange Offer and (i) such 8-1/8% debentures are not lost, but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal and such 8-1/8% debentures or other required documents to reach the Exchange Agent prior to 5:00 P.M. (New York City time) on the Expiration Date or
(iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed prior to 5:00 P.M. (New York City time) on the Expiration Date, such holders may effect a tender of such 8-1/8% debentures in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Debentures and Delivering Consents--Guaranteed Delivery." See Instruction 1 below.

|_| CHECK HERE IF TENDERED 8-1/8% DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):
                                       -----------------------------------------
         Window Ticket No. (if any):
                                     -------------------------------------------
         Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------
         Name of Eligible Institution that Guaranteed Delivery:
                                                                ----------------

         Holders accepting the Exchange Offer may elect to receive either _____ shares of Cone common stock or a new $1,000 principal amount 11% Secured Subordinated Debenture Due March 15, 2005 (an "11% debenture") and 10 shares of common stock for each $1,000 principal amount of 8-1/8% debentures held. Holders of more than $1,000 in aggregate principal amount of 8-1/8% debentures need not make the same election for each $1,000 principal amount of 8-1/8% debentures. For example, a holder of $100,000 aggregate principal amount of 8-1/8% debentures choosing to tender in the exchange offer may elect to receive common stock for $65,000 of 8-1/8% debentures and a combination of new 11% debentures and common stock for the remaining $35,000 of 8-1/8% debentures. If a holder elects to tender any 8-1/8% debentures in the exchange offer, that holder must tender all of his, her or its 8-1/8% debentures.

         List the 8-1/8% debentures to which this Consent and Letter of Transmittal relates on the form contained herein captioned "Tender of 8-1/8% Debentures and Election as to Form of Exchange Offer Consideration and Consent to Proposed Amendments." If the space provided on that form is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges receipt of the Prospectus and Consent Solicitation dated ______________, 2000 (as the same may be amended from time to time, the "Prospectus") and this Consent and Letter of Transmittal and instructions hereto, which together constitute (i) the offer to exchange (the "Exchange Offer") by Cone Mills Corporation, a North Carolina corporation (the "Company" or "Cone"), all of the Company's outstanding 8-1/8% Debentures Due March 15, 2005 (the "8-1/8% debentures") for common stock of the Company or a combination of 11% Secured Subordinated Debentures Due March 15, 2005 (the "11% debentures") and common stock (such common stock and 11% debentures being collectively referred to as the "New Securities") upon the terms and subject to the conditions set forth in the Prospectus and (ii) the Company's solicitation (the "Consent Solicitation") of consents from holders of the 8-1/8% debentures to certain proposed amendments described in the Prospectus to the Indenture dated as of February 14, 1995, between the Company and Wachovia Bank of North Carolina, N.A., as trustee (the "Existing Indenture") pursuant to which the 8-1/8% debentures were issued and to the release of the collateral securing the 8-1/8% debentures, also as described in the Prospectus (the proposed amendments and the release of the collateral are collectively referred to as the "Proposed Amendments"). Holders who tender 8-1/8% debentures pursuant to the Exchange Offer are obligated to consent to the Proposed Amendments. The tender of 8-1/8% debentures under this Consent and Letter of Transmittal, the tender of 8-1/8% debentures pursuant to the procedure for book-entry transfer set forth in the Prospectus, or the delivery to the Exchange Agent of a Notice of Guaranteed Delivery, will be deemed to constitute a consent with respect to the Proposed Amendments.

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby consents to the Proposed Amendments and to the execution of the Supplemental Indenture and tenders to the Company the principal amount of 8-1/8% debentures as indicated in the "Tender of 8-1/8% Debentures and Election as to Form of Exchange Offer Consideration and Consent to Proposed Amendments" hereinbelow (or all 8-1/8% debentures represented by certificates transmitted herewith if no principal amount is indicated).

         If the undersigned has heretofore elected to tender 8-1/8% debentures pursuant to the Exchange Offer, then, subject to, and effective upon, the acceptance for exchange of the principal amount of 8-1/8% debentures tendered with this Consent and Letter of Transmittal and the exchange of such 8-1/8% debentures for New Securities, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the 8-1/8% debentures that are being tendered hereby arising under the Existing Indenture and also consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such 8-1/8% debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such 8-1/8% debentures and all evidences of transfer and authenticity to, or transfer ownership of, such 8-1/8% debentures on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such 8-1/8% debentures for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such 8-1/8% debentures and (iv) deliver to the Company and the trustee under the Existing Indenture this Consent and Letter of Transmittal as evidence of the undersigned's consent to the Proposed Amendments and as certification that validly tendered consents from holders of at least a majority in principal amount of the 8-1/8% debentures outstanding and not owned by the Company or any person controlling, controlled by, or under common control with the Company (the "Requisite Consents") duly executed by holders of such 8-1/8% debentures have been received, all in accordance with the terms and conditions of the Exchange Offer and the Consent Solicitation.

         The undersigned agrees and acknowledges that if the 8-1/8% debentures are tendered in the Exchange Offer, by the execution and delivery hereof, the undersigned makes and provides the written consent, with respect to the 8-1/8% debentures tendered hereby, to the Proposed Amendments as permitted by Section
7.2 of the Existing Indenture. The undersigned understands that any consent provided hereby is irrevocable as of the Expiration Date and hereby waives any and all other procedures for revocation of consents which may be contained in the Existing Indenture. The undersigned understands that the Company and the trustee will execute the Supplemental Indenture (including the release of the collateral securing the 8-1/8% debentures) as soon as practicable following receipt by the Company of the Requisite Consents. Although the Supplemental Indenture may be executed prior to acceptance of the 8-1/8% debentures pursuant to the Exchange Offer, the provisions of the Supplemental Indenture will not become operative until the date and time that all 8-1/8% debentures validly tendered are accepted for exchange pursuant to the terms of the Prospectus.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the 8-1/8% debentures tendered hereby and to give any consent contained herein; that the 8-1/8% debentures tendered hereby are all of the 8-1/8% debentures held by the undersigned; and that when such 8-1/8% debentures are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the 8-1/8% debentures tendered hereby, to perfect the undersigned's consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture reflecting the Proposed Amendments.

         The undersigned understands that tenders of 8-1/8% debentures pursuant to any of the procedures described in the Prospectus under the caption "The Exchange Offer and Consent Solicitation" and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation.

         For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered 8-1/8% debentures (or defectively tendered 8-1/8% debentures with respect to which the Company has waived such defect) if, as and when the Company gives oral, to be followed by written, notice thereof to the Exchange Agent. The undersigned understands that notice of revocation of an exchange and consent, to be effective, must (i) contain the name of the person who delivered the consent and tender of 8-1/8% debentures, the certificate number or numbers of such debentures (unless such debentures were tendered by book-entry delivery) and the aggregate principal amount represented by such debentures, (ii) be signed by the holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Company and the Exchange Agent, that the holder revoking the consent and tender has succeeded to ownership of the debentures and (iii) be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. In the case of consents that were given in an Agent's Message in connection with the tender of debentures via DTC's ATOP system, such consents also may be withdrawn by transmitting a withdrawal request (the "Request Message") to the Exchange Agent pursuant to its established procedures. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a consent previously given. Revocation of a consent to the Proposed Amendments also revokes the tender of 8-1/8% debentures pursuant to the Exchange Offer.

         The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer set forth in the Prospectus, the Company may not be required to accept for exchange any of the 8-1/8% debentures tendered (including any 8-1/8% debentures tendered after the Expiration Date). Any 8-1/8% debentures not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below, and the consent given by the holder with respect to the 8-1/8% debentures not accepted for exchange will be deemed to be revoked unless otherwise agreed by the undersigned.

         All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that the delivery and surrender of the 8-1/8% debentures is not effective, and the risk of loss of the 8-1/8% debentures does not pass to the Exchange Agent, until (i) receipt by the Exchange Agent of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with the 8-1/8% debentures and all accompanying evidences of authority and any other required documents in form satisfactory to the Company or (ii) delivery by DTC of an Agent's Message to the Exchange Agent. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of 8-1/8% debentures and deliveries and revocations of consents will be determined by the Company, in its sole discretion.

         Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any 8-1/8% debentures representing principal amounts not accepted for exchange be issued in the name(s) of the undersigned (or in the case of 8-1/8% debentures tendered by book-entry transfer, by credit to the account specified at DTC) and that certificates representing New Securities issued in connection with the Exchange Offer be issued in the name(s) of the undersigned (or in the case of 8-1/8% debentures tendered by book-entry transfer, by credit to the account specified at DTC). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any 8-1/8% debentures representing principal amounts not accepted for exchange and that certificates representing New Securities issued in connection with the Exchange Offer be delivered to the undersigned at the address(es) shown hereinbelow (or in the case of 8-1/8% debentures tendered by book-entry transfer, in each case, by credit to the account specified at DTC). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any 8-1/8% debentures representing principal amounts not accepted for exchange and that certificates representing New Securities issued in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated (or in the case of 8-1/8% debentures tendered by book-entry transfer, in each case, by credit to the account specified at DTC). The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any 8-1/8% debentures from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amount of such 8-1/8% debentures so tendered.

                 Tender of 8-1/8% Debentures and Election as to

                      Form of Exchange Offer Consideration

                                       and

                         Consent to Proposed Amendments


1. Name(s) and Address(es) of Registered Holder(s): [Please fill-in if blank]







2.       Taxpayer ID Number of Registered Holder(s) in Item 1 above:



3.       List below the 8-1/8% debentures held by the Registered Holder(s) in
         Item 1 above:

         -------------------------------------------------------------------
                     Certificate               Aggregate Principal
                      Number(s)               Amount(s) Represented
         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------
         Total Principal Amount of
         Registered Holder(s)
         8-1/8% Debentures
         -------------------------------------------------------------------

         If you are accepting the Exchange Offer, you may elect to receive either _____ shares of Cone common stock or a new $1,000 principal amount 11% Secured Subordinated Debenture Due March 15, 2005 (the "11% debentures") and 10 shares of common stock for each $1,000 principal amount of 8-1/8% debentures held by you. If you hold more than $1,000 in aggregate principal amount of 8-1/8% debentures, you need not make the same election for each $1,000 principal amount of debentures. For example, if you hold $100,000 aggregate principal amount of 8-1/8% debentures and you choose to tender your debentures in the Exchange Offer, you may elect to receive common stock for $65,000 of your debentures and a combination of new 11% debentures and common stock for the remaining $35,000 of your debentures. If you elect to tender any 8-1/8% debentures in the Exchange Offer, you must tender all of your 8-1/8% debentures and consent to the Proposed Amendments.

4.       |_|      Mark this box if you want your new Cone common stock or 11%
                  debentures to be issued in ANOTHER NAME. (Complete the "SPECIAL ISSUANCE INSTRUCTIONS" below.)

5.       |_|      Mark this box if you want to provide special mailing
                  instructions for the statements, 11% debentures or common stock to which you may be entitled. (Complete the "SPECIAL
                  DELIVERY INSTRUCTIONS" below.)

6.       Election as to Form of Consideration.
         ------------------------------------

         a. |_| Check this box if you want to tender ALL of your 8-1/8% debentures in exchange for ________ shares of Cone common stock for each $1,000 principal amount of 8-1/8% debentures held by you.

         b. |_| Check this box if you want to tender ALL of your 8-1/8% debentures in exchange for $1,000 principal amount of 11% debentures and 10 shares of Cone common stock for each $1,000 principal amount of 8-1/8% debentures held by you.

         c. |_| Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of 8-1/8% debentures and you wish to make a mixed election as to form of consideration.

                (1)                           Indicate the principal amount of
                    -----------------------   your 8-1/8% debentures for
                                              which you elect to receive only
                                              shares of Cone common stock.

                (2)                           Indicate the principal amount of
                    -----------------------   your 8-1/8% debentures for which
                                              you elect to receive 11%
                                              debentures and shares of Cone
                                              common stock.

                (3)                           Total principal amount for which
                    -----------------------   you are making this mixed
                                              election.  (This amount is the
                                              total of Items 6c(1) and 6c(2)
                                              above and must be equal to the
                                              total principal amount of the
                                              Registered Holders' 8-1/8%
                                              debentures as indicated in Item 3
                                              above.)

                                PLEASE SIGN HERE

--------------------------------------------------------------------------------
                             VERIFICATION OF CONSENT

                (To Be Completed By All Tendering And Consenting
        Holders of 8-1/8% Debentures Being Physically Delivered Herewith)

         The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute consent to the Proposed Amendments, including the waiver of the collateral securing the 8-1/8% debentures, and execution of the Supplemental Indenture.

         This Consent and Letter of Transmittal must be signed by the registered holder(s) of 8-1/8% debentures exactly as its (their) name(s) appear(s) on the 8-1/8% debentures or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

         If the signature appearing below is not of the registered holder(s) of the 8-1/8% debentures, then the registered holder(s) must sign a valid proxy.

         X
          -------------------------------------------------------------
         X
          -------------------------------------------------------------
               (Signature(s) of Holder(s) or Authorized Signatory)

         Dated:                                                 , 2000.
                ------------------------------------------------
         Name(s):
                 ------------------------------------------------------
         --------------------------------------------------------------
                                 (Please Print)

         Capacity:
                   ----------------------------------------------------
         Address:
                  -----------------------------------------------------
         --------------------------------------------------------------
                              (Including Zip Code)

         Area Code and Telephone No.:
                                      ---------------------------------

         Tax Identification Number ("TIN"):
                                            ---------------------------

                  SIGNATURE GUARANTEE (See Instruction 4 below)
        Certain Signatures Must be Guaranteed by an Eligible Institution


         --------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

         --------------------------------------------------------------
         --------------------------------------------------------------
         --------------------------------------------------------------
             Address (including zip code) and Telephone Number
             (including area code of Firm)

         --------------------------------------------------------------
                             (Authorized Signature)

         --------------------------------------------------------------
                                 (Printed Name)

         --------------------------------------------------------------
                                     (Title)

         Dated: __________________, 2000

                       COMPLETE SUBSTITUTE FORM W-9 HEREIN
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 3, 4, 5 and 6)

To be completed ONLY if 8-1/8% debentures in a principal amount not accepted for exchange or New Securities issued in exchange for 8-1/8% debentures are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in Item 1 of the "Tender of 8-1/8% Debentures and Election as to Form of Exchange Offer Consideration and Consent to Proposed Amendments" contained above in this Consent and Letter of Transmittal, or if 8-1/8% debentures are tendered by book-entry transfer, or if 8-1/8% debentures tendered by book-entry transfer that are not accepted for purchase or New Securities issued in exchange for 8-1/8% debentures are to be credited to an account maintained at DTC other than the one designated above.


Name  __________________________________________________________________________
                                 (Please Print)
Address: _______________________________________________________________________
                                 (Please Print)
________________________________________________________________________________
                                                                      (Zip Code)
________________________________________________________________________________
Taxpayer Identification or Social Security Number
 (See Substitute Form W-9 herein)

Credit 8-1/8% debentures not accepted for exchange by book-entry transfer to the DTC account set forth below:

________________________________________________________________________________
                              (DTC Account Number)

Name of Account Party:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instructions 4 below)
Certain Signatures Must be Guaranteed by an Eligible Institution.

________________________________________________________________________________

(Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Address (including zip code) and Telephone

                      Number (including area code) of Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________

 (Printed Name)  _______________________________________________________________
________________________________________________________________________________
                                     (Title)

Date: ________________________, 2000


                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 3, 4, 5 and 6)

To be completed ONLY if 8-1/8% debentures in a principal amount not accepted for exchange or New Securities issued in exchange for 8-1/8% debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the this Consent and Letter of Transmittal.

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                                 (Please Print)
________________________________________________________________________________
                                                                      (Zip Code)

________________________________________________________________________________
               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer and Consent Solicitation

         1. Delivery of this Consent and Letter of Transmittal and 8-1/8% debentures or Book-Entry Confirmations; Guaranteed Delivery Procedures. To tender 8-1/8% debentures in the Exchange Offer and to deliver consents pursuant to the Consent Solicitation, physical delivery of the 8-1/8% debentures or a confirmation of any book-entry transfer into the Exchange Agent's account with DTC of 8-1/8% debentures tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M. (New York City time) on the Expiration Date. The method of delivery of this Consent and Letter of Transmittal, 8-1/8% debentures and all other required documents to the Exchange Agent is at the election and risk of holders. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M. (New York City time) on the Expiration Date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Consent and Letter of Transmittal and the 8-1/8% debentures should be sent only to the Exchange Agent and not to the Company, the Trustee, or any other person.

         The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the 8-1/8% debentures, that such participant has received and agrees to be bound by the terms of this Consent and Letter of Transmittal and the Company may enforce such agreement against the participant.

         If holders desire to tender 8-1/8% debentures and deliver Consents and
(i) such 8-1/8% debentures are not lost, but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, 8-1/8% debentures or other required documents to reach the Exchange Agent prior to 5:00 P.M. (New York City time) on the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to 5:00 P.M. (New York City time) on the Expiration Date, such holder may effect a tender of 8-1/8% debentures and delivery of consents to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Debentures and Delivering Consents--Guaranteed Delivery."

         Pursuant to the guaranteed delivery procedures:

                  (a) Such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a Signature Guarantee Program recognized by the Exchange Agent, i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP));

                  (b) Prior to 5:00 P.M. (New York City time) on the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery), substantially in the form provided by the Company, setting forth the name(s) and address(es) of the holder(s) and the principal amount of 8-1/8% debentures being tendered and with respect to which a consent is being delivered and stating that the tender is being made and consent is being delivered thereby and guaranteeing that, within two business days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal or a facsimile thereof (or an Agent's Message) together with the 8-1/8% debentures (or confirmation of book entry transfer of such 8-1/8% debentures into the Exchange Agent's account with DTC as described above) and any other documents required by this Consent and Letter of

         Transmittal and the instructions hereto will be deposited by such Eligible Institution with the Exchange Agent; and
                  (c) This Consent and Letter of Transmittal or a facsimile hereof, properly completed (or an Agent's Message), and all physically delivered 8-1/8% debentures in proper form for transfer (or confirmation of book-entry transfer of such 8-1/8% debentures into the Exchange Agent's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Exchange Agent within two business days after the date of the Notice of Guaranteed Delivery.

         Tenders of 8-1/8% debentures may be withdrawn by written notice of withdrawal received by the Exchange Agent, delivered by mail or hand delivery or by transmission of a Request Message via DTC, which notice must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. To be effective, notice of withdrawal of tendered 8-1/8% debentures must (i) be received by the Exchange Agent prior to the Expiration Date at its address set forth herein, (ii) specify the name of the person who deposited the 8-1/8% debentures to be withdrawn (the "Depositor") and the name in which the 8-1/8% debentures are registered if different from that of the Depositor, (iii) state the principal amount of 8-1/8% debentures to be withdrawn and (iv) be signed by the holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by a bond power, and a properly completed irrevocable proxy, in each case in the name of the person withdrawing the tender and revoking the Consent, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder and (v) specify the name in which such 8-1/8% debentures are to be registered, if different from the person who tendered such 8-1/8% debentures, pursuant to such documents of transfer. In the case of 8-1/8% debentures that were tendered by book-entry transfer through DTC, (i) the holder that tendered the 8-1/8% debentures must deliver such withdrawal request by means of ATOP and transmit such request to DTC (which must specify the name and number of the account at DTC to be credited with the withdrawn 8-1/8% debentures) and (ii) DTC must (a) edit and verify such withdrawal request and (b) transmit (prior to the applicable time referred to above) a Request Message to the Exchange Agent reporting such withdrawal request submitted by the holder. A purported notice of withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made. In addition, tenders of 8-1/8% debentures may be validly withdrawn if the Exchange Offer is terminated without 8-1/8% debentures being exchanged thereunder.

         2. Consent to Proposed Amendments and Waiver of Collateral Securing the 8-1/8% Debentures; Revocation of Consents. In accordance with the Prospectus, all properly completed and executed Consents and Letters of Transmittal consenting to the Proposed Amendments and waiver of the collateral securing the 8-1/8% debentures (or Agent's Messages) that are received by the Exchange Agent prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments unless the Exchange Agent receives, prior to the Expiration Date, a written notice of revocation of such Consents (or Request Message) as described in the Prospectus. To be effective, notice of revocation of Consent must: (i) contain the name of the person who delivered the Consent and the description of the 8-1/8% debentures to which it relates, the certificate number or numbers of such 8-1/8% debentures (unless such 8-1/8% debentures were tendered by book-entry delivery) and the aggregate principal amount represented by such 8-1/8% debentures; (ii) be signed by the holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Exchange Agent that the holder revoking the Consent has succeeded to beneficial ownership of the 8-1/8% debentures; and
(iii) be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. In the case of Consents delivered in connection with 8-1/8% debentures that were tendered by book-entry transfer through DTC, (i) the holder that delivered Consents with 8-1/8% debentures through ATOP must deliver such notice of revocation by means of ATOP and transmit such request to DTC (which must specify the name and number of the account at DTC to be credited with the 8-1/8% debentures to be withdrawn in connection with such revocation of Consents) and (ii) DTC must (a) edit and verify such Request Message and (b) transmit (prior to the applicable time referred to above) a Request Message to the Exchange Agent reporting such revocation of Consents (and accompanying withdrawal of 8-1/8% debentures) submitted by the holder. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. If a holder who has tendered 8-1/8% debentures subsequently effects a valid revocation of such holder's Consent (without a concurrent valid withdrawal of 8-1/8% debentures), such action will render the prior tender of the 8-1/8% debentures with respect to which such Consent relates defective, and the Company will have the right, which it may waive, to reject such tender as invalid and ineffective.

         THE COMPANY AND THE TRUSTEE WILL EXECUTE THE SUPPLEMENTAL INDENTURE RELATING TO THE PROPOSED AMENDMENTS TO THE INDENTURE (INCLUDING THE WAIVER OF THE COLLATERAL SECURING THE 8-1/8% DEBENTURES) AS SOON AS PRACTICABLE FOLLOWING RECEIPT BY THE COMPANY OF THE REQUISITE CONSENTS. ALTHOUGH THE SUPPLEMENTAL INDENTURE MAY BE EXECUTED PRIOR TO ACCEPTANCE OF THE 8-1/8% DEBENTURES PURSUANT TO THE EXCHANGE OFFER, THE PROVISIONS OF THE SUPPLEMENTAL INDENTURE WILL NOT BECOME OPERATIVE UNTIL THE DATE AND TIME THAT ALL 8-1/8% DEBENTURES VALIDLY TENDERED ARE ACCEPTED FOR EXCHANGE PURSUANT TO THE TERMS OF THE PROSPECTUS. THE SUPPLEMENTAL INDENTURE, IF ADOPTED, WILL BE BINDING UPON EACH HOLDER OF 8-1/8% DEBENTURES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

         3. Partial Tenders. Partial tenders will not be permitted. To be eligible to receive New Securities in the Exchange Offer, each holder of 8-1/8% debentures must tender all 8-1/8% debentures held by such holder.

         4. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement, Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the 8-1/8% debentures tendered hereby or with respect to which consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the 8-1/8% debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the 8-1/8% debentures.

         IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF 8-1/8% DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         If any of the 8-1/8% debentures tendered hereby (and with respect to which any consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered 8-1/8% debentures are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents, as there are different names in which the 8-1/8% debentures are held.

         If this Consent and Letter of Transmittal is signed by a registered holder, and the principal amount of 8-1/8% debentures not accepted for exchange are to be issued (or if any principal amount of 8-1/8% debentures that is not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the holder, and New Securities issued in exchange for 8-1/8% debentures in connection with the Exchange Offer are to be issued in the name(s) of the holders, then the holders need not endorse any 8-1/8% debentures, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the holder), the holder must either properly endorse the 8-1/8% debentures tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such 8-1/8% debentures, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of 8-1/8% debentures exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such bond powers are executed by an Eligible Institution.

         If this Consent and Letter of Transmittal or any 8-1/8% debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

         Endorsements on 8-1/8% debentures, signatures on bond powers and proxies and consents provided in accordance with this Instruction 4 by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

         No signature guarantee is required if: (i) this Consent and Letter of Transmittal is signed by the registered holder(s) of the 8-1/8% debentures tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of 8-1/8% debentures) and the New Securities issued in exchange for the 8-1/8% debentures, or any 8-1/8% debentures for principal amounts not accepted for exchange are to be issued, directly to such registered holder(s) (or, if signed by a participant in DTC, and 8-1/8% debentures for principal amounts not accepted for exchange are to be credited to such participant's account at DTC) and the "Special Issuance Instructions" box of this Consent and Letter of Transmittal has not been completed; or (ii) such 8-1/8% debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal accompanying 8-1/8% debentures must be guaranteed by an Eligible Institution.

         5. Special Issuance and Special Delivery Instructions. Tendering holders of 8-1/8% debentures should indicate in the applicable box or boxes the name and address to which 8-1/8% debentures for principal amounts not accepted for exchange or to which New Securities are to be issued or sent, if different from the name and address of the holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, 8-1/8% debentures not accepted for exchange will be returned to the holder of the 8-1/8% debentures tendered. Any holder of 8-1/8% debentures tendering by book-entry transfer may request that 8-1/8% debentures not accepted for exchange be credited to such account at DTC as such holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any New Securities issued in exchange for 8-1/8% debentures will be credited to, and any 8-1/8% debentures not accepted for exchange will be returned by crediting, the account at DTC designated above.

         6. Taxpayer Identification Number. Each person receiving New Securities in exchange for 8-1/8% debentures is required to provide the Company with such person's correct taxpayer identification number ("TIN"), generally the person's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Substitute Form W-9 And Important Tax Information" above or, alternatively, to establish another basis for exemption from backup withholding. A person must cross out item (2) in the Certification box on Substitute Form W-9 if such person is subject to backup withholding. Failure to provide the information on the form may subject the person receiving New Securities to 31% federal income tax backup withholding on any future interest or dividend payments made to such person in respect of New Securities acquired pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the person receiving New Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Company will withhold 31% from all such future interest or dividend payments, with respect to the New Securities acquired until a TIN is provided to the Company.

         7. Transfer Taxes. The Company will pay all transfer taxes applicable to the tender and exchange of 8-1/8% debentures pursuant to the Exchange Offer except in the case of deliveries of 8-1/8% debentures for principal amounts not accepted for exchange that are registered or issued in the name of any person other than the holder of 8-1/8% debentures tendered hereby.

         Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the 8-1/8% debentures listed in this Consent and Letter of Transmittal.

         8. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of the tenders of 8-1/8% debentures and deliveries of consents will be determined by the Company, in its sole discretion. Alternative, conditional or contingent tenders or consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders of 8-1/8% debentures that are not in proper form or the acceptance of which would, in the Company's sole opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular 8-1/8% debentures or of delivery as to particular consents. The Company's interpretations of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of 8-1/8% debentures or deliveries of consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of 8-1/8% debentures shall not be deemed to have been made until all defects or irregularities have been cured or, if not cured, waived by the Company. In the event that the Company waives any defects or irregularities in connection with a tender of 8-1/8% debentures, (i) such waiver shall be deemed to have been made with respect to both consent and exchange,
(ii) such tender shall constitute both a valid Consent and a valid tender for exchange, and (iii) New Securities shall be exchanged for the 8-1/8% debentures pursuant to the terms of the Exchange Offer.

         9. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer or the Consent Solicitation in the case of any 8-1/8% debentures tendered or Consents delivered, in whole or in part, at any time and from time to time.

         10. Mutilated, Lost, Stolen or Destroyed 8-1/8% debentures. Any holder of 8-1/8% debentures whose 8-1/8% debentures have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Debentures and Delivering Consents - Mutilated, Lost, Stolen or Destroyed Certificates."

         11. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering 8-1/8% debentures and consenting to the Proposed Amendments, including the waiver of the collateral securing the 8-1/8% debentures, and requests for additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to the Exchange Agent or the Company at the following addresses:

       Exchange Agent:             Cone Mills Corporation:
       ---------------             -----------------------

    Mr. Santino Ginochietti        Neil W. Koonce, Esq.
    Reorganization Department      Vice President, General Counsel and Secretary
    The Bank of New York           Cone Mills Corporation
    101 Barclay Street-7E          3101 North Elm Street
    New York, New York 10286       Greensboro, North Carolina  27415-6540
    Telephone:  (212) 815-6331     Telephone:  (336) 379-6568

                               SUBSTITUTE FORM W-9
                                       AND
                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, any person receiving New Securities in exchange for 8-1/8% debentures is required to provide the Company with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such person is an individual, the TIN is his social security number. If the Company is not provided with the correct TIN, the Internal Revenue Service may impose a $50 penalty, and future interest or dividend payments made with respect to New Securities issued pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

         Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt persons should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Company. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Company a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that person's foreign status. A Form W-8 can be obtained from the Company or its counsel. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payments made to the holder of the New Securities. Backup withholding is not an additional federal income tax; rather, the federal income tax liability of persons subject to backup withholding is reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on future interest or dividend payments made with respect to New Securities issued pursuant to the Exchange Offer, any person receiving New Securities in exchange for 8-1/8% debentures is required to provide the Company with either (i) the person's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct and that (A) the person has not been notified by the Internal Revenue Service that the person is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the person that the person is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Company

         Any person receiving New Securities in exchange for 8-1/8% debentures is required to give the Company the TIN (e.g., social security number or employer identification number) of the actual owners of the New Securities. If the 8-1/8% debentures are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

____________________________________________________________________________________________________________________________________
SUBSTITUTE
                                           Part 1 - PLEASE PROVIDE YOUR TIN IN     _______________________________Social
                                           THE BOX AT RIGHT AND CERTIFY BY                     Security Number
Form W-9                                   SIGNING AND DATING BELOW.
Department of the Treasury                                                         OR

Payer's Request for Taxpayer                                                       _____________________________________
Identification Number (TIN)                                                           Employer Identification Number

                                           _____________________________________________________________________________

                                           Part 2 - Certification - Under          Part 3 -
                                           penalties of perjury, I certify that:   Awaiting TIN |_|

                                           (1) The number shown on this form is
                                           my correct Taxpayer Identification
                                           Number (or I am waiting for a number
                                           to be issued to me) and

                                           (2) I am not subject to backup
                                           withholding either because I have not
                                           been notified by the Internal Revenue
                                           Service ("IRS") that I am subject to
                                           backup withholding as a result of
                                           failure to report all interest or
                                           dividends, or the IRS has notified me
                                           that I am no longer subject to backup
                                           withholding.
                                           _____________________________________________________________________________
                                           Certification Instructions - You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


                                           SIGNATURE___________________________    DATE_______________, 2000
____________________________________________________________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY INTEREST OR DIVIDEND MADE TO YOU IN RESPECT OF NEW SECURITIES ACQUIRED PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

________________________________________________________________________________
           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld until I provide a number.


   _______________________________                                       , 2000
                                                       -------------------------
             Signature                                           Date
________________________________________________________________________________

                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

              By Registered or            By Hand or Overnight Courier:                      By Facsimile
              Certified Mail:                                                         For Eligible Institutions:

            The Bank of New York              The Bank of New York                       The Bank of New York
          101 Barclay Street - 7E              101 Barclay Street                           (212) 815-6339
          New York, New York 10286          Corporate Trust Services
                                                    Window                               Confirm by Telephone:
Attention:  Mr. Santino Ginocchietti             Ground Level                                (212) 815-6331
            Reorganization Department       New York, New York 10286
                                      Attention: Mr. Santino Ginocchietti
                                            Reorganization Department



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         Any questions or requests for assistance or additional copies of the
Prospectus or this Consent and Letter of Transmittal may be directed to the
Exchange Agent at the address shown above or the Company at the following address:

                             Cone Mills Corporation
                         Attention: Neil W. Koonce, Esq.
                              3101 North Elm Street
                      Greensboro, North Carolina 27415-6540
                            Telephone: (336) 379-6568

                                       18


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e.,00-0000000. The table below will help determine the number to give the payer.

-------------------------------- -------------------------------    ------------------------------- --------------------------
                                                                                                    Give the EMPLOYER
                                 Give the SOCIAL SECURITY                                           IDENTIFICATION
For this type of account:        number of --                       For this type of account:       number of --
-------------------------------- -------------------------------    ------------------------------- --------------------------
1. An individual's account       The individual                     8. Sole proprietorship account  The Owner (4)

2. Two or more individuals       The actual owner of the            9. A valid trust, estate, or    The legal entity (Do not
   (joint account)               account or, if combined               pension trust                furnish the identifying
                                 funds, any one of the                                              number of the personal
                                 individuals (1)                                                    representative or
                                                                                                    trustee unless the legal
                                                                                                    entity itself is not
                                                                                                    designated in the
                                                                                                    account title). (5)

3.  Husband and wife             The actual owner of the            10.  Corporate account          The corporation
   (joint account)               account or, if joint funds,
                                 either person (1)

4. Custodian account of a        The minor (2)                      11.  Religious, charitable,     The organization
minor (Uniform Gift to Minors                                       or educational organization
Act)                                                                account.

5. Adult and minor               The adult or, if the minor is      12.  Partnership account held   The partnership
   (joint  account)              the only contributor, the               in the name of the
                                 minor (1)                               business

6. Account in the name of        The ward, minor, or                13.  Association, club or       The organization
guardian or committee for a      incompetent person (3)             other tax-exempt organization
designated ward, minor, or
incompetent person

7. a. The usual revocable        The grantor-trustee (1)            14.  A broker or registered     The broker or nominee
      savings trust account                                              nominee
      (grantor is also trustee)

-------------------------------- ------------------------------- -- ------------------------------- --------------------------
   b. So-called trust account    The actual owner (4)               15.  Account with the           The public entity
      that is not a legal or                                             Department of
      valid trust under State                                            Agriculture in the name
      law                                                                of a public entity (such
                                                                         as a state or local
                                                                         government, school
                                                                         district, or prison)
                                                                         that receives
                                                                         agricultural program
                                                                         payments
-------------------------------- ------------------------------- -- ------------------------------- --------------------------

(1)      List first and circle the name of the person whose number you furnish.
(2)      Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)      Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

Obtaining a Number                                               o        Payments of tax-exempt interest (including
If you don't have a taxpayer identification number or you                 exempt-interest dividends under section 852).
don't know your number, obtain Form SS-5, Application for a      o        Payments described in section 6049(b)(5) to
Social Security Number Card (for individuals), or Form SS-4,              nonresident aliens.
Application for Employer Identification Number (for businesses   o        Payments on tax-free covenant bonds under section
and all other entities), at the local office of the Social                1451.
Security Administration or the Internal Revenue Service and      o        Payments made by certain foreign organizations.
apply for a number.                                              o        Payments made to a nominee.

Payees Exempt from Backup Withholding                                   EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE
Payees specifically exempted from backup withholding on ALL      THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP
payments include the following:                                  WITHHOLDING.  FILE SUBSTITUTE FORM W-9 WITH THE PAYER
                                                                 FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER.  WRITE
o        A corporation.                                          "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE
o        A financial institution.                                PAYER.  IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR
o        An organization exempt from tax under section 501(a),   PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
         or an individual retirement plan.  The United States
         of any agency or instrumentality thereof.                      Certain payments other than interest, dividends and
o        A state, the District of Columbia, a possession of      patronage dividends, that are not subject to information
         the United States or any subdivision or                 reporting are also not subject to backup withholding.  For
         instrumentality thereof.                                details, see the regulations under sections 6041, 6041A(a),
o        A foreign government, a political subdivision of a      6045 and 6050A.
         foreign government, or any agency or instrumentality
         thereof.                                                Privacy Act Notice.--Section 6109 requires most recipients
o        An international organization or any agency or          of dividend, interest, or other payments to give taxpayer
         instrumentality thereof.                                identification numbers to payers who must report the
o        A registered dealer in securities or commodities        payments to IRS.  The IRS uses the numbers for
         registered in the U.S. or a possession of the U.S.      identification purposes.  Payers must be given the numbers
o        A real estate investment trust.                         whether or not recipients are required to file tax
o        A common trust fund operated by a bank under section    returns.  Payers must generally withhold 31% of taxable
         485(a).                                                 interest, dividends, and certain other payments to a payee
o        An exempt charitable remainder trust, or a non-exempt   who does not furnish a taxpayer identification number to a
         trust described in section 4947(a)(1).                  payer.  Certain penalties may also apply.
o        An entity registered at all times under the
         Investment Company Act of 1940.                         Penalties.
o        A foreign central bank of issue.                        (1) Penalty for Failure to Furnish Taxpayer
                                                                 Identification Number.  If you fail to furnish your
     Payments of dividends and patronage dividends not           taxpayer identification number to a payer, you are subject
     generally subject to backup withholding include the         to a penalty of $50 for each such failure unless your
     following:                                                  failure is due to reasonable cause and not to willful
o        Payments to nonresident aliens subject to withholding   neglect.
         under section 1441.
o        Payments to partnerships not engaged in a trade or      (2) Penalty for False Information With Respect to
         business in the U.S. and which have at least one        Withholding.  If you make a false statement with no
         nonresident partner.                                    reasonable basis which results in no imposition of backup
o        Payments of patronage dividends where the amount        withholding, you are subject to a penalty of $500.
         received is not paid in money.
o        Payments made by certain foreign organizations.         (3) Criminal Penalty for Falsifying Information.
                                                                 Willfully falsifying certifications or affirmations may
     Payments of interest not generally subject to backup        subject you to criminal penalties including fines and/or
     withholding include the following:                          imprisonment.
o        Payments of interest on obligations issued by
         individuals.  Note:  You may be subject to backup       (4) Failure to Report Certain Dividend and Interest
         withholding if this interest is $600 or more and is     Payments. If you fail to include any portion of an
         paid in the course of the payer's trade or business     includible payment for interest, any portion or patronage
         and you have not provided your correct taxpayer         dividends in gross income and such failure is due to
         identification number to the payer.                     negligence, a penalty of 20% is imposed on any portion of
                                                                 an underpayment attributable to that failure.

                                                                 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
                                                                 THE INTERNAL REVENUE SERVICE.


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